Tax Receivable Agreement	12 Months Ended
Dec. 31, 2016
Text Block [Abstract]
Tax Receivable Agreement

3. TAX RECEIVABLE AGREEMENT

As discussed in Note 2, in connection with the IPO, the Company entered into a TRA with its pre-IPO stockholders Such tax savings or tax attributes relate to pre-IPO net operating losses (“NOLs”), alternative minimum tax credit carryforwards (including alternative minimum tax credits that arise after the IPO as a result of limitations on the use of NOLs under the alternative minimum tax) and tax basis (including depreciation and amortization deductions). On the TRA’s effective date of July 20, 2016, the Company recorded an initial obligation of $254,155 and, since this represents a transaction with the shareholders at that time, the Company simultaneously recorded a reduction of additional paid in capital.

The liability at July 20, 2016 was determined by comparing the Company’s expected tax liability if the pre-IPO tax attributes are utilized with the expected tax liability if those pre-IPO tax attributes are not utilized.

The estimate of this liability was based on the tax attributes available after the Company’s 2015 tax return and tax attributes generated between January 2, 2016 and July 19, 2016 along with projections of pretax income. Certain assumptions were made regarding the projected use of the tax attributes, including NOLs. The use of different assumptions and/or estimates could have a material effect on the estimated liability. The liability, timing and/or payments of amounts due under the TRA will vary depending on a number of factors, including the amount and timing of pre-tax income that the Company generates and the applicable tax rates.

Payments under the TRA, along with interest, are due annually, after the Company files its federal tax return. Interest on the amounts due under the TRA will accrue from April 17 of each year until the payment is made and will be based on LIBOR plus 200 basis points. Based on the date that the Company expects to file its tax returns, the Company expects to make each annual payment in the fourth quarter of each year. Payments under the TRA will continue until all pre-IPO tax attributes are utilized or expired unless the company exercises its right to terminate the TRA earlier or if termination is triggered as would occur if there were to be a change of control, as defined in the TRA. In the case of a voluntary early termination election by the Company or a change of control, the Company would be required to make a lump sum payment equal to the present value of expected future payments, which would be based on certain assumptions. In certain other cases, such as the sale of any of the Company’s subsidiaries in a transaction that is not a change of control, the Company would be required to make a lump sum payment equal to the present value of future payments under the TRA attributable to that subsidiary.

The Company expects to make the first payment in the fourth quarter of Fiscal 2017 and has therefore classified the estimated amount of $35,793 as current. Interest will accrue on this amount at LIBOR plus 2% between April 17, 2017 and the date of payment.